Exhibit 10.11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOURTH AMENDMENT

This Fourth Amendment pertains to the License Agreement (hereinafter the “License Agreement”) effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR), and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

WHEREAS, per Paragraph 6.1, Appendix B, attached hereto as a convenience, may be amended by mutual agreement of both parties.

NOW, THEREFORE, the parties hereby agree to modify the License Agreement as follows:

Appendix B shall now state:

Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained in accordance with Article 6:

For M.I.T. Case Nos. [***]

Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

For M.I.T. Case Nos. [***]

Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

*	European Patent Office (EPO)

Austria (AT), Belgium (BE), Switzerland (CH), Germany (DE),

Denmark (DK), Spain (ES), Finland (FI), France (FR),

United Kingdom (GB), Greece (GR), Ireland (IE), Italy (IT),

Luxembourg (LU), Monaco (MC), Netherlands (NL), Portugal (PT)

and Sweden (SE)

Agreed to for M.I.T. by:		Agreed to for A.I.R. by:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		ADVANCED INHALATION RESEARCH, INC.

By	/s/ Loris Pressman	By	/s/ David Edwards
Name	Loris Pressman	Name	David Edwards
Title	Assistant Director, Technology Licensing Office	Title	President
Date	January 28, 1999	Date	January 23, 1999

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX B

DESIGNATED FOREIGN COUNTRIES

Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained in accordance with Article 6:

For M.I.T. Case Nos. [***]

Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

For M.I.T. Case Nos. [***]

Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

*	European Patent Office (EPO)

Austria (AT), Belgium (BE), Switzerland (CH), Germany (DE),

Denmark (DK), Spain (ES), Finland (FI), France (FR),

United Kingdom (GB), Greece (GR), Ireland (IE), Italy (IT),

Luxembourg (LU), Monaco (MC), Netherlands (NL), Portugal (PT)

and Sweden (SE)